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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 23, 2001


                        C-bridge Internet Solutions, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-28185                 52-2001899
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


125 Summer Street, 19th Floor, Boston, MA                       02110
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(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (617) 342-5400


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.       OTHER EVENTS

         On May 22, 2001, C-bridge Internet Solutions, Inc. entered into an Agreement and Plan of Reorganization with eXcelon Corporation and Comet Acquisition Corp., pursuant to which Comet Acquisition Corp. will merge with and into C-bridge. In the merger, each share of C-bridge common stock will be converted automatically into the right to receive 1.2517 shares of eXcelon common stock.

         Consummation of the merger is subject to certain conditions precedent described in the Agreement and Plan of Reorganization, including approval by the stockholders of eXcelon and by the stockholders of C-bridge.

         The joint press release of C-bridge and eXcelon dated May 23, 2001 announcing the merger is included in this Current Report on Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.       FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS

         (c)      Exhibits

EXHIBIT                 DESCRIPTION

          99.1          Press Release, dated May 23, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     C-bridge Internet Solutions, Inc.



Date:  May 23, 2001                  By: /s/  Clifford Thompson
                                         --------------------------------
                                         Name:   Clifford Thompson
                                         Title:  Vice President, General
                                                 Counsel & Secretary


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                  DESCRIPTION

          99.1          Press Release, dated May 23, 2001.